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       LAND COURT SYSTEM          |         REGULAR SYSTEM

Return by Mail (  )  Pickup (  )   To:








Tax Map Key No.:  (2) 4-3-3-109



   MORTGAGE, SECURITY AGREEMENT AND FINANCING STATEMENT


          This Mortgage, Security Agreement and Financing
Statement ("Mortgage"), dated Nov. 27     , 1996, is made
by MAUI LAND & PINEAPPLE COMPANY, INC., a Hawaii corpora-tion, whose address is P. O. Box 187, Kahului, Maui,
Hawaii 96732-0187 (the "Mortgagor"), in favor of BANK OF
HAWAII, a Hawaii corporation, whose address is P. O. Box
2900, Honolulu, Hawaii 96846 (the "Mortgagee").

          1.   Granting Clauses.  The Mortgagor hereby
mortgages to the Mortgagee, and grants to the Mortgagee a mortgage lien on and security interest in, all of the following-described properties, in each case to the full extent of the Mortgagor's right, title and interest therein, whether now held or hereafter acquired by the Mortgagor (collectively, the "Mortgaged Properties"):

          (a) the land described in Exhibit A, attached hereto, together with all easements, rights, privileges, licenses, tenements, hereditaments and appurtenances in any way now or hereafter relating or appertaining thereto
(collectively, the "Land"); and

          (b) all buildings and other improvements now or hereafter located or constructed on the Land or any part thereof (the "Improvements," and, together with the Land, the "Premises"); and

          (c) all of the Mortgagor's right, title and in-terest in, to and under any and all offers to lease, leases, rental agreements, agreements of sale, sale con-tracts, management contracts or other agreements now or hereafter entered into by the Mortgagor, covering any part of the Mortgaged Properties; and

          (d) all of the Mortgagor's present and future rents, royalties, profits, revenues, income, deposits or other benefits arising from the use, operation or sale of the Premises, or any part thereof (collectively, the "Income Stream"); and

          (e) all furniture, furnishings, fixtures and equipment now or at any time hereafter attached to or lo-cated on or within or used or to be used in any way in connection with the use, operation or occupation of the Premises or any part thereof (collectively, the "Equipment"); and

          (f) all of the Mortgagor's contract rights re-lating to the development, construction or operation of the Premises and all drawings, plans, specifications, file materials, operating and maintenance manuals and records, warranties, guaranties, appraisals and data relating to the Premises and/or the Equipment, and all permits, certificates, approvals and authorizations, however characterized, issued or furnished (whether necessary or not) for the development, construction, operation or use of the Premises, including, without limitation, subdivision approvals, building permits, certificates of occupancy and certificates of operation; and

          (g) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims, including, without limitation, proceeds of insurance and condemnation or other awards or payments in respect thereof.

          SUBJECT, HOWEVER, to the encumbrances described in Exhibit A, attached hereto.

          2.   Secured Obligations.  This Mortgage
secures: (i) payment of all indebtedness now or hereafter evidenced by the promissory note made by the Mortgagor, dated the date of this Mortgage, payable to the Mortgagee's order in the principal amount of $5,000,000, and any renewals, extensions or modifications thereof
(said promissory note, as it now exists or as it may be hereafter modified, is herein called the "Note"); and (ii) payment of all other sums agreed or provided to be paid by the Mortgagor pursuant to any of the other documents which evidence or secure the indebtedness under the Note (which documents, as they now exist or as they may be hereafter modified, are herein called the "Loan Documents"); and
(iii) the observance and performance of all other cove-nants, provisions, terms and agreements on the part of the Mortgagor to be observed or performed under this Mortgage and any and all other Loan Documents (all indebtedness and other obligations referred to in this Section 2 are herein collectively called the "Secured Obligations").

          3. Events of Default. As used in this Mort-gage, the term "Event of Default" has the meaning given to it in the Note.

          4. Mortgagee's Rights and Remedies Upon De-fault. Subject in all events to the terms of this Mort-gage and until the happening of an Event of Default, the Mortgagor shall be permitted to use and possess the Mort gaged Properties, but only in the ordinary course of its business as now conducted. However, if any Event of De-fault shall occur and be continuing:

          (a) The Mortgagee may, by written notice to the Mortgagor, declare the entire unpaid amount of the Secured
Obligations to be immediately due and payable;

          (b) The Mortgagee may, to the extent permitted by law, (i) peaceably enter the Premises and exclude the Mortgagor and its agents and servants therefrom, (ii) use, operate, manage and control the Premises and Equipment,
(iii) maintain, protect and restore the Mortgaged Proper-ties and make all repairs and alterations thereof and additions and improvements thereto as the Mortgagee may deem reasonably necessary, (iv) collect and receive the Income Stream and out of the same pay all reasonable expenses incurred by the Mortgagee in connection with the exercise of its rights and remedies hereunder, and apply the remainder thereof to the payment of other Secured
Obligations;

          (c) The Mortgagee may, with or without entry, sell the Mortgaged Properties or any part thereof at one or more sales, as an entity or in parcels, and at such time or times and place or places and upon such terms and after such notice thereof, as may be required by law, or institute and prosecute judicial proceedings for the partial or complete foreclosure of this Mortgage and/or the specific performance of any one or more of the Secured
Obligations and/or the enforcement of any other appropriate legal right or equitable remedy, as the Mortgagee may elect;

          (d)  Pending such proceedings, the Mortgagee
shall be entitled to the appointment without bond of a re-ceiver or receivers of the Mortgaged Properties, or any part thereof, without regard to the value of the Mortgaged
Properties or the solvency of any person liable for the payment, observance or performance of the Secured Obliga-tions and regardless of whether the Mortgagee has an ade-quate remedy at law;

          (e) The Mortgagee may elect to treat any part of the Mortgaged Properties which consists of a right in action or of property that can be severed from the Premises without causing structural damage thereto as personal property, and exercise as to such property all rights, remedies and privileges with respect to reposses-sion, retention, sale and disposition of proceeds as are accorded to a secured party under the Uniform Commercial
Code or in effect in the State of Hawaii;

          (f) At any sale(s) made by virtue of this Sec-tion 4 (a "Foreclosure Sale"), the Mortgagee, or an officer of any court empowered to do so, may execute and deliver to the purchaser(s) a good and sufficient instru-ment or instruments conveying, assigning or transferring all of the Mortgagor's estate, right, title and interest in and to the properties and rights sold, and, for such purposes, the Mortgagee is hereby appointed as the attorney in fact of the Mortgagor, in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the properties so sold, and the Mortgagee may substitute one or more persons with like power, and the Mortgagor hereby ratifies and confirms all that the Mortgagee or its substitute shall lawfully do by virtue hereof. This power of attorney is coupled with an interest and is irrevocable;

          (g) The Mortgagee may adjourn from time to time any Foreclosure Sale, by announcement at the time and place appointed for such sale or for such adjourned sale(s) and, except as otherwise required by law, the Mortgagee, without further notice or publication, may make such sale at the time and place to which the same shall have been adjourned;

          (h) At any Foreclosure Sale the Mortgagee may be the purchaser and, upon compliance with the terms of sale, may hold, retain, possess and dispose of the properties so purchased in its absolute right without further accountability, and the Mortgagee, in lieu of paying cash for the properties so purchased, may make settlement for the purchase price by crediting against the purchase price all or any part of the unpaid amount of the Secured Obligations, after deducting from the sales price the expenses of the sale and costs of the foreclosure proceeding and any other sums that Mortgagee may be authorized to deduct therefrom;

          (i) The Mortgagee may apply the proceeds of any Foreclosure Sale, first, to the payment of all costs and expenses of the sale(s) and all proceedings in connection therewith, including reasonable fees of legal counsel, second, to the payment or reimbursement to the Mortgagee of any disbursements made by the Mortgagee for taxes, assessments or other charges prior to the lien of this Mortgage which the Mortgagee shall deem it advisable to pay, third, to the payment or reimbursement to the Mortgagee of all other reasonable disbursements made by the Mortgagee as authorized by this Mortgage or any of the other Loan Documents, fourth, to the payment in such order as the Mortgagee may designate of the remainder of the Secured Obligations, and fifth, the remainder, if any, shall be paid over to the Mortgagor, or to whomsoever may be lawfully entitled to receive the same, or as a court of competent jurisdiction may direct;

          (j) If the proceeds of any Foreclosure Sale are insufficient to discharge all items mentioned in clauses first through fourth of the preceding paragraph, the Mortgagor shall remain liable for the deficiency, and the Mortgagee may have any other legal recourse against the Mortgagor for the deficiency;

          (k) Neither the Mortgagor nor any person claim-ing through or under it, to the extent the Mortgagor may lawfully so agree, shall set up, claim or seek to take ad-vantage of any appraisement, valuation, stay, extension or redemption laws in order to prevent or hinder the enforce-ment or foreclosure of this Mortgage; and the Mortgagor, for itself and all who may claim through or under it, hereby waives, to the full extent that it may lawfully do so, the benefit of all such laws and any and all rights to have the Mortgaged Properties (or any part thereof or in-terest therein) marshaled upon any foreclosure of this Mortgage;

          (l) The Mortgagee shall have the right to en-force one or more remedies hereunder, or any other remedy the Mortgagee may have, successively or concurrently, in-cluding the right to foreclose this Mortgage with respect to any portion of the Mortgaged Properties, without thereby impairing the lien of this Mortgage on the remainder of the Mortgaged Properties or affecting other remedies of the Mortgagee in respect thereof; and

          (m) No failure on the Mortgagee's part to exer-cise, and no course of dealing with respect to, and no de-lay in exercising, any right or remedy hereunder shall operate as a waiver thereof, nor shall any single or par-tial exercise by the Mortgagee of any right or remedy hereunder preclude any other or further exercise thereof or the exercise of any other right or remedy. The remedies herein provided are cumulative with, and not exclusive of, any other remedies provided by any other
Loan Documents or by law.

          5.   Mortgagor's Representations, Warranties and
Covenants. The Mortgagor represents and warrants to and covenants with the Mortgagee as follows:

          (a) Title. The Mortgagor represents and war-rants that it has good right and lawful authority to exe-cute this Mortgage and that it owns the Premises and all other Mortgaged Properties, in each case subject to no lien, security interest or other encumbrance except for
(i) the encumbrances described in Exhibit A, attached hereto, (ii) liens for real property taxes and assessments not yet due and payable, and (iii) liens and security interests created by this Mortgage.

          (b) Further Acts. The Mortgagor will, at its own expense, within five days after the Mortgagee's written request therefor, execute and deliver such further documents and do such further acts as may be reasonably necessary to carry out the purposes of this Mortgage and to perfect the lien and security interests hereby created against the Mortgaged Properties and any and all additions thereto, substitutions therefor and renewals and replace-ments thereof.

          (c) Permits and Laws. The Mortgagor shall (i) maintain in full force and effect all governmental permits, consents, approvals, licenses and franchises
("Permits") now or hereafter required by any governmental agency or authority to operate or use and occupy the Premises and Equipment for their intended purposes, and
(ii) comply with all requirements set forth in the Permits and all requirements of any law, ordinance, rule or regulation applicable to the Mortgagor or all or any part of the Mortgaged Properties and all applicable requirements of any recorded deed of restrictions, declaration or covenant running with the land or otherwise, now or hereafter in force. The Mortgagor shall not initiate or consent to any change in the zoning or any other permitted use classification of the Premises without the Mortgagee's prior written consent.

          (d) Maintenance. The Mortgagor shall maintain the Premises in good operating order, condition and repair. The Premises shall not be demolished or materially altered, nor shall any of the Equipment be removed therefrom, without the Mortgagee's prior written consent, except that items constituting Equipment may without such consent be removed if immediately replaced
(free from security interests of or reservations of title by third parties) with similar items of Equipment having a value and utility for their intended purposes that is not less than the value and such utility of the Equipment so removed.

          (e) Taxes, Liens, etc. The Mortgagor shall pay and discharge, from time to time when they become due, all taxes and assessments imposed upon or assessed against the Mortgaged Properties or any part thereof. The Mortgagor will not permit any mechanics', materialmen's, tax, judg-ment or other lien or security interest to be hereafter created and remain on the Mortgaged Properties, except liens of real property taxes or assessments not yet due and payable.

          (f) Waste. The Mortgagor will not suffer any waste or any unlawful, improper or offensive use of the Mortgaged Properties or any act or negligence whereby the Mortgaged Properties or any interest therein shall become liable to seizure or attachment or the lien and security interest created hereby shall be impaired.

          (g) Inspection. Representatives of the Mort-gagee shall have the right to enter and inspect the Mort-gaged Properties at all reasonable times.

          (h) Insurance Coverage. The Mortgagor will, in respect of all insurable properties now or hereafter con-stituting any portion of the Mortgaged Properties and in respect of all insurable activities of the Mortgagor, pro-cure and maintain (or cause to be procured and maintained), at all times during the effectiveness of this Mortgage, insurance in such forms and covering such risks and hazards and in such amounts as are reasonably satisfactory to the Mortgagee. Such insurance shall include:

               (i)   property insurance with coverage for
          all causes of loss, including hurricane and windstorm coverage, written on the Insurance
          Service Office ("ISO") "Broad Form" or its equivalent, in amounts not less than the full insurable replacement value of all such insurable properties, and including the following endorsements, if requested by the
          Mortgagee: (1) replacement cost coverage, (2) agreed amount, and (3) building ordinance coverage insuring against contingent liability from the operation of laws, statutes, ordinances or regulations concerning the Improvements on or about the Premises, demolition of such Improvements and increased cost of construction of such Improvements. Additionally, if required by the Mortgagee, the Mortgagor shall procure a difference-in-conditions policy to include earthquake, backup of sewers and broad collapse coverage with a limit of liability determined to be prudent by the Mortgagee;

              (ii)   while insurable properties are under
          construction, a builder's risk policy, completed value form, non-reporting, with an amount of coverage equal to 100% of the estimated replace-ment cost of the Improvements upon completion of construction, written on (or provide coverage equal to the coverage provided by) an ALS 1972 policy (including earthquake and flood coverage, if available), or its equivalent;

             (iii)   commercial general liability
          insurance (occurrence form), including coverage, to the extent reasonably available, for premises/operations, independent contractors, contractual liability, personal injury, employees as additional insureds and broad form property damage;

              (iv)   flood insurance, if and to the extent
          required by law, naming the Mortgagee as a loss payee;

               (v)   if requested by the Mortgagee,
          business income insurance, in amounts sufficient to cover all amounts payable under the Note dur-ing any period of 6 consecutive months; and

              (vi)   all such other insurance insuring all
          insurable properties constituting part of the Mortgaged Properties, and insuring all insurable activities of the Mortgagor, against all other risks usually insured against by persons oper-ating like properties in the locality where the Mortgaged Properties are located.

          (i) Insurance Policies. All insurance policies required by this Mortgage shall (i) prohibit cancellation or substantial modification by the insurer without at least 30 days' prior written notice to the Mortgagee, and
(ii) provide that the insurance shall not be invalidated as to the Mortgagee by any act or neglect of any person owning or leasing the Mortgaged Properties, or by foreclosure proceeding or notice of sale or sale by deed or assignment in lieu of foreclosure or by any other change in the title or ownership of the Mortgaged
Properties, and (iii) contain an agreement by the insurer that the policy constitutes primary insurance. All property insurance policies required by this Mortgage shall be carried in the name of the Mortgagor, shall contain a standard mortgagee clause (without contribution) in favor of the Mortgagee, and provide that losses thereunder shall be adjusted with the insurer by the Mortgagor, but with settlements subject to the approval of the Mortgagee and payments made jointly to the Mortgagor and the Mortgagee. In the event of loss or physical damage to the Mortgaged Properties, the Mortgagor shall give immediate notice thereof to the Mortgagee, and the Mortgagee may make proof of the loss if the same is not made promptly by the Mortgagor. Upon the execution of this Mortgage and thereafter not less than 10 days prior to the expiration dates of expiring policies, originals of all policies of such insurance (or certificates thereof in form acceptable to the Mortgagee) shall be deposited with the Mortgagee. If the Mortgagor fails to carry any such insurance or fails to deliver the policies (or certificates) to the Mortgagee, then the Mortgagee, at its option but without being obligated to do so, may procure such insurance from year to year and pay the premiums therefor, and the Mortgagor will reimburse the Mortgagee on demand for premiums so paid, with interest thereon from the time of payment at the post-default rate chargeable under the Note (the "Default Rate"), and the same shall be secured by this Mortgage. All insurance required by the preceding paragraph (h) shall be issued by insurance companies licensed and admitted to do business in Hawaii and having a rating by Best's Insurance Reports of Class A:VI or better. The Mortgagee shall not be responsible for the collection of any insurance proceeds or for the insolvency of any insurer or insurance underwriter.

          (j)  Condemnation Awards.  Should all or any
part of the Mortgaged Properties be taken by eminent domain, the Mortgagor, forthwith upon payment thereof, will cause to be deposited with the Mortgagee the Mortgagor's share of the award for any Mortgaged
Properties so taken, to the extent of the unpaid balance of the Secured Obligations. In the event of any such taking (other than a taking for governmental occupancy for a limited or specified period), the Mortgagee shall release the properties so taken upon receipt by and deposit with the Mortgagee of the proceeds of such award so recovered by the Mortgagor.

          (k)  Use of Insurance and Condemnation Proceeds.
 All insurance proceeds received by the Mortgagor or the Mortgagee on account of damage to or destruction of any Mortgaged Properties and the Mortgagor's share of all pro-ceeds of any award for any Mortgaged Properties taken by eminent domain received by the Mortgagee, less the cost, if any, incurred by the Mortgagee with respect thereto, shall be applied to the restoration of any damaged
Premises or Equipment; provided, however, at the option of the Mortgagee such proceeds may be applied to the payment of the Secured Obligations. If any such proceeds are to be applied to the payment of the cost of repairing, restoring or rebuilding the Mortgaged Properties so damaged or destroyed or taken (the "work"), such proceeds shall be applied from time to time as the work progresses, subject to such reasonable conditions as may be imposed by the Mortgagee to insure the lien-free completion of the work; and, on completion of the work and payment in full therefor, or on any failure on the part of the Mortgagor promptly to commence or continue the work, the amount of any such proceeds then or thereafter in the hands of the Mortgagor or the Mortgagee shall be applied to the payment of the Secured Obligations. Nothing herein contained shall prevent the Mortgagee from applying at any time the whole or any part of such proceeds to the curing, either in whole or in part, of any Event of Default.

          (l)  Transfer Restrictions.  The Mortgagor,
without having obtained the Mortgagee's prior written consent thereto, shall not sell, transfer or assign to any other person (including by way of an agreement of sale or similar instrument), or further mortgage or otherwise encumber, the Mortgaged Properties or any part thereof or interest therein; provided, however, that the Mortgagor may, without such consent, execute and deliver (but only in the ordinary course of the Mortgagor's business) tenant leases of any part of the Premises (the "Tenant Leases"), subject to the satisfaction of the conditions that (i) the form and content of the Tenant Leases shall have been ap-proved by the Mortgagee, which approval shall not be un-reasonably withheld or delayed, (ii) if requested by the Mortgagee, such Tenant Leases shall be fully subordinate to the lien of this Mortgage, and (iii) as further security for the payment, observance and performance of the Secured Obligations, the Mortgagor shall have assigned to the Mortgagee all rentals payable under the Tenant
Leases by means of an Assignment of Rents, acceptable to the Mortgagee in form and in content.

          (m) Appearances. The Mortgagee may appear in and defend any action or proceeding purporting to affect the security hereof and in such event the Mortgagee shall be allowed and paid, and the Mortgagor hereby agrees to pay on demand, all the Mortgagee's reasonable expenses, including cost of evidence of title and attorneys' fees in a reasonable amount, incurred in such action or proceeding in which the Mortgagee may appear.

          (n) Tax Deposits. Following the occurrence of an Event of Default, the Mortgagor shall deposit with the Mortgagee monthly in advance, together with and in addition to any other payments then payable under the Loan
Documents, a sum equal to the full amount of all real property taxes and assessments next due on the Mortgaged
Properties (all as estimated by the Mortgagee) less all sums already paid therefor, divided by the number of months to elapse before one month prior to the date when such taxes and assessments will become due and payable.
The Mortgagee may commingle such sums with deposits of others and may invest such sums for its (the Mortgagee's) sole benefit, without any obligation to pay interest thereon to the Mortgagor, and the Mortgagee may from time to time expend such sums, or any part thereof, to pay said taxes and assessments as and when the same become due and payable. If the total of such deposits shall exceed the amount necessary to pay said taxes and assessments such excess may, at the Mortgagee's option, be released to the Mortgagor or applied on any indebtedness secured hereby.
If, however, the total of such deposits shall not be sufficient to pay said taxes and assessments when the same shall become due and payable, then the Mortgagor shall make up the deficiency on or before the date when payment of such taxes and assessments shall be due. If at any time the Mortgagor shall tender to the Mortgagee full payment of the Secured Obligations, the Mortgagee shall, in computing the amount thereof, credit to the account of the Mortgagor any balance remaining in the funds accumu-lated under the provisions of this paragraph. As further security for the Secured Obligations, the Mortgagor grants to the Mortgagee a security interest in all funds accumulated under the provisions of this paragraph.

          (o) Reappraisals. The Mortgagee shall have the right to obtain at the Mortgagor's expense reappraisals of the Mortgaged Properties, from any licensed or certified appraiser designated by the Mortgagee, from time to time
(i) whenever such reappraisal may be required by any law, rule or regulation applicable to the conduct of the Mort-gagee's business, or (ii) whenever requested or directed by any governmental authority charged with the administration of such law, rule or regulation or the Mortgagee's compliance therewith, whether or not such r-equest or direction has the force of law, or (iii) whenever reasonably deemed appropriate by the Mortgagee at its sole discretion.

          (p)  Mortgagee's Expenses.  Whether or not an
Event of Default shall have occurred, the Mortgagor cove-nants that it will pay or reimburse to the Mortgagee, on demand, all expenses, including reasonable fees of legal counsel, incurred by the Mortgagee in connection with the administration and enforcement of the Secured Obligations, the investigation and policing of any Event of Default, the negotiation, documentation and administration of any loan "work out" proposal (whether or not effectuated), the foreclosure of this Mortgage and sale of the Mortgaged
Properties, and the exercise of any other rights or remedies provided to the Mortgagee by this Mortgage or any of the other Loan Documents, together with interest thereon from the date of demand until payment is made at the Default Rate, the payment or reimbursement of which expenses, with interest thereon at the Default Rate, shall be included among the Secured Obligations and secured by this Mortgage.

          (q) Financial Statements. The Mortgagor will keep and maintain accurate and proper books of record and account in accordance with sound accounting practice; the Mortgagee's representatives shall have the right to examine the books of account of the Mortgagor and to discuss the affairs, finances and accounts of the Mortgagor and the income and expenses of the Mortgaged
Properties and to be informed as to the same by the Mortgagor and its employees or agents, all at such reason-able times and intervals as the Mortgagee may desire. The
Mortgagor will furnish to the Mortgagee, or will cause to be furnished to the Mortgagee, (i) within 120 days after the end of each fiscal year, financial statements of the Mortgagor, for and at the end of such fiscal year, in-cluding a balance sheet and statement of income and expenses, audited by a certified public accountant selected by the Mortgagor and approved by the Mortgagee,
(ii) annual financial statements and income tax returns of any guarantor of the Secured Obligations and (iii) such other financial reports, certificates or information as the Mortgagee may reasonably request, in each case in form and detail acceptable to the Mortgagee.

          (r) ADA Requirements. So long as this Mortgage remains outstanding, the Mortgagor will, at its own cost and expense, in respect of the Premises and in respect of the Mortgagor's business activities at or within the
Premises:  (i) comply with all requirements of the federal
Americans With Disabilities Act ("ADA") and the rules pro-mulgated thereunder ("Rules"), to the extent applicable to the Mortgagor's ownership, management, operation, leasing, use, construction, reconstruction, repair, remodeling, re-habilitation or alteration of the Premises, or any part thereof; (ii) immediately provide to the Mortgagee written notice (and immediately provide to the Mortgagee copies) of any and all notices of actual, potential or alleged violations of the ADA or Rules and any and all governmental investigations or regulatory actions instituted or threatened, regarding the ADA or Rules; and
(iii) furnish to the Mortgagee, from time to time whenever reasonably requested by the Mortgagee, an ADA Compliance
Assessment, in form reasonably acceptable to the Mort-gagee, made by an architect or engineer having a good repute for skill and experience in the field of ADA com-pliance and otherwise reasonably acceptable to the Mort-gagee. In the event that the Mortgagee or a purchaser of the Premises at foreclosure (or by conveyance in lieu of foreclosure) incurs any compliance expenses or other ex-penses (including reasonable fees of legal counsel) or liabilities as a result of the failure of the Premises to comply with the requirements of the ADA and the Rules at the date of the Mortgagee's or purchaser's acquisition thereof, the Mortgagor shall indemnify the Mortgagee or the purchaser against all reasonable expenses and liabilities so incurred by the Mortgagee or the purchaser;
and the indemnification provisions of this sentence shall survive said foreclosure (or conveyance in lieu of foreclosure).

          (s) Notices. All notices, demands, approvals and other communications provided for in this Mortgage shall be in writing and shall be delivered to the appro-priate party at its address shown on the first page of this Mortgage. Addresses for notices and other communications may be changed from time to time by written notice given as aforesaid. All communications shall be effective when actually received; provided, however, that nonreceipt of any communication as the result of a change of address of which the sending party was not notified or as the result of a refusal to accept delivery shall be deemed receipt of such communication.

          (t) Successors. As and when used herein, the term "Mortgagee" shall include Bank of Hawaii and its suc-cessors and assigns; the term "Mortgagor" shall include the named Mortgagor and its successors and permitted assigns; and the term "person" shall include person, part-nership, association, trust or corporation.

          (u) Captions. The captions or headings of Sec-tions contained in this Mortgage are inserted for conve-nience only and shall not in any way affect the meaning or construction of any provision of this Mortgage.

          IN WITNESS WHEREOF, the Mortgagor has caused this instrument to be duly executed as of the date above written.


                         MAUI LAND & PINEAPPLE COMPANY,
                         INC., a Hawaii corporation

                              /S/ PAUL J. MEYER
                         By _____________________________
                            Name:  PAUL J. MEYER
                            Title:  EXECUTIVE VICE
                         PRESIDENT/FINANCE

                              /S/ ADELE H. SUMIDA
                         By _____________________________
                            Name: ADELE H. SUMIDA
                            Title: SECRETARY